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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 24, 2003
                                (Date of report)

                            NATIONAL CITY CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                     1-10074                   34-1111088
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 (State or other jurisdiction     (Commission File Number)    (IRS Employer
  of incorporation)                                          Identification No.)

       1900 East 9th Street, Cleveland Ohio                     44114
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         (Address of principal executive offices)            (Zip Code)


                                 (216) 222-2000
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              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS

      On February 24, 2003 the Registrant issued a News Release announcing that the Board of Directors of the National City Corporation (NYSE:NCC) had authorized at its February 24, 2003 meeting the repurchase of up to 25 million shares of National City's issued and outstanding common stock, subject to a purchase limit of $800 million. There are approximately 611 million common shares outstanding and approximately 14 million shares remaining from a previous authorization that will be repurchased prior to the execution of the new authorization. The shares will be acquired either in the open market or in privately negotiated transactions in accordance with applicable regulations of the Securities and Exchange Commission.

      Reference is made to the News Release, dated February 24, 2003, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         a) Financial Statements of Business Acquired: None
         b) Pro Forma Financial Information: None
         c) Exhibits:

            99.1 News Release, dated February 24, 2003 incorporated herein by reference.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     February 24, 2003      By    /s/ Carlton E. Langer
                                        -------------------------
                                        Carlton E. Langer
                                        Assistant General Counsel